                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report:  August 2, 2005
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(Date of earliest event reported)

                  Wachovia Commercial Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

  North Carolina                 333-120922                 56-1643598
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  (State or Other                (Commission             (I.R.S. Employer
  Jurisdiction of               File Number)            Identification No.)
  Incorporation)

    301 South College Street, Charlotte, North Carolina         28288-0166
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          (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (704) 374-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

                  Attached is a structural and collateral term sheet (the "Term
Sheet") furnished to the Registrant on behalf of the underwriters by Wachovia
Capital Markets, LLC (and when joined by Deutsche Bank Securities Inc., Goldman,
Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Nomura
Securities International, Inc., the "Underwriters"), in respect of the
Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates,
Series 2005-C20 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the
Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on
Form S-3 (No. 333-120922) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheet by reference in the Registration Statement.

                  The Term Sheet was prepared by the Underwriters; the
Registrant did not prepare or participate in the preparation of the Term Sheet.

                  Any statement or information contained in the Term Sheet shall be modified and superseded for purposes of the Prospectus and the Registration
Statement by statements or information contained in the Prospectus.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit  99  Term Sheet.

                                      -2-

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the
Registrant by the undersigned thereunto duly authorized.

                              WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

                              By: /s/ William J. Cohane
                                  ------------------------------------------
                                  Name:  William J. Cohane
                                  Title: Managing Director

Date:  August 2, 2005

                                      -3-

                                  Exhibit Index
                                  -------------

Item 601(a) of
Regulation S-K
Exhibit No.             Description                               Page
---------------         -----------                               ----
99                      Term Sheet